INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND

Annual Report
December 31, 1999
We pick the talent. You reap the results

MANAGERS INCOME EQUITY FUND
MANAGERS CAPITAL APPRECIATION FUND
MANAGERS SPECIAL EQUITY FUND

Annual Report
December 31, 1999


TABLE OF CONTENTS

	Begins
	on Page
Letter to Shareholders.............	1
The Managers Funds Performance..3
 ...
Complete performance table for all of The Managers Funds
As of December 31, 1999
Investment Manager's Comments..........4
Discussion of investment results during the year and cumulative total return graphs versus relevant indices

Summary of Industry Weightings and Top Ten Holdings..21
Side by side comparison of the Funds' sector breakdown and top ten holdings
Schedules of Portfolio Investments..22
Detailed portfolio listings by security trpe and industry sector, as valued at December 31, 1999
Financial Statements
Statements of Assets and Liabilities..36
Fund balance sheets, Net Asset Value (NAV) per share computation and Cumulative undistributed amounts
Statements of Operations..37
Detail of sources of income, fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets..38
Detail of changes in funds assets and distributions to shareholders for the past two years
Financial Highlights..40
Historical net assets values, distributions, total returns, expense ratios, turnover ratios and net assets
Notes to Financial Statements..43
Accounting and distribution policies, details of agreements and transactions with fund management and description of certain investment risks
Report of Independent Accountants..47

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank.
Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve
Board, or any governmental agency.




Dear Fellow Shareholder:
	From an investment standpoint, 1999 was
among the most diverse years of the century.
While the NASDAQ Composite Index returned more than 86% for the year, the largest ever calendar year return for any broad U.S. stock index, there were significant portions of the financial markets that actually diminished in value during the year. For example, the S&P
500 and the Russell 2000 indices soared to record highs despite the fact that roughly half of the stocks in those indices lost value during the year. Medium and long-term domestic and international developed markets bonds also went down in price in 1999 due to a steady rise in interest rates. Meanwhile, emerging markets stocks and bonds soared as investors' confidence in the recovery of these markets improved.

	The performance of the various funds
within The Managers Funds family reflects the wide divergence of opportunities during 1999 and affirmed that we are indeed providing a diversified offering of investments. I am pleased to report that the vast majority of our Funds met or exceeded our expectations of real returns and performance relative to our competitors. In addition, our Funds, when viewed as a balanced portfolio, provided exceptional returns this past year; in fact better than any year in our fifteen-year history.

	We are living in a truly extraordinary
period of economic prosperity.  The U.S.
economy continued to grow in 1999, on its way to becoming the longest and strongest economic expansion in United States history. This expansion, like many in the past, is a result of a virtuous cycle of inter-related factors such as improvements in productivity, a high employment rate, low interest rates, a low rate of inflation, high consumer confidence, a high rate of consumer spending, a high rate of business investment and, importantly, a relatively peaceful planet. What set this expansion apart are technological and capital market advances that have enabled businesses to improve their decision-making and reduce their risk. Improvements in all aspects of production have enabled businesses to shorten the time it takes to bring new ideas to market and reduce inventories to a fraction of what was previously necessary. Many businesses have been able to implement just-in-time inventory management practices that virtually eliminate inventory. The obvious advantage to this is the cost savings, but the more profound effect on the economy is the reduction of risk.
Business managers do not need to predict the demand for their products as far into the future as before. They do not have to purchase raw materials and begin production schedules months in advance of expected demand. Thus, they are much less apt to over-produce or under-produce, which has typically been a significant factor in causing boom and bust economic cycles.

	In cases where technology alone cannot
reduce risk, the development of the capital markets has enabled business managers to diversify and hedge some of the risks inherent in their businesses. Global and international businesses can hedge against the possibility of currency movements wiping out profits. Farmers can insure themselves against adverse price changes in their crops or even adverse weather conditions. With futures contracts and other financial instruments, transportation companies can create for themselves more stable energy prices. The development of mortgage and asset-backed securities has enabled financial institutions to offer more loans without having to take on more risk. All these developments have effectively lowered the cost of doing business, enabled businesses to expand further and faster than ever before and increased the available supply of goods and services. Thus, despite growing demand, prices have remained somewhat stable and our standard of living has improved.

	Because the virtuous cycle currently
remains in place, most indicators point to continued prosperity for the U.S. economy.
While the aforementioned developments have smoothed the business cycle and enabled businesses to diversify risk, they have also enabled some participants to take on more risk.
In addition, most of these factors have been instrumental in increasing competition. While increased competition is generally good for consumers and the economy as a whole, it is an added challenge for business leaders and investors. It increases the cost of bad decisions and inefficient operations. As businesses have become more competitive and information has become more available, intelligence and sound judgement has become more important.

	Business leaders and investors are forced to make quicker, more complex decisions every day. Investment results in 1999 proved that despite a broadly healthy economy there can be a wide disparity between the top tier and the also-rans. For these reasons, we at The
Managers Funds continue to believe that the best investment strategy is to identify and hire experienced investment managers who focus their energy and demonstrate intelligence, sound judgment and discipline. Although we cannot expect to match the exceptional returns we achieved in 1999 every year, we will always seek to capitalize on opportunities as they arise.


	The following report contains discussions of each Fund's 1999 performance along with a listing of the investment portfolios, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers
Funds as of December 31, 1999.

	Should you have any questions about this report, or if you'd like to receive a Prospectus and additional information, including fees and expenses, for any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersfunds.com. As always, please read the Prospectus carefully before you invest or send money. The Managers Funds are distributed by The Managers Funds LLC.

	We thank you for your continued
investment in The Managers Funds.

Sincerely,



Peter M. Lebovitz
President



The Managers Funds Performance (unaudited)
All periods ending December 31, 1999
 Average Annual Total Returns*

			Since		Inception
	Morningstar
Equity Funds:			1 Year
	3 Years		5 Years		10
Years		Inception		Date
	Rating**
Income Equity			4.15%	0.00%
	13.96%	0.00%	18.41%	0.00%
	12.61%	0.00%	14.45%		Oct.
'84		PPP
Capital Appreciation			103.02%
	0.00%	53.28%	0.00%	40.43%	0.00%
	24.65%	0.00%	21.98%		Jun.
'84		PPPPP
Special Equity			54.11%	0.00%
	24.33%	0.00%	26.28%	0.00%
	18.39%	0.00%	18.02%		Jun.
'84		PPPP
International Equity			25.28%	0.00%
16.72%	0.00%	15.83%	0.00%
	12.57%	0.00%	14.81%		Dec. '85
PPPP
Emerging Markets
	Equity		90.06%		__
	__		__		22.60%
	Feb. '98		N/A


Income Funds:
Short & Intermediate
	Bond		2.21%	0.00%	4.45%	0.00%	6.53%
	0.00%	6.28%	0.00%	7.79%		Jun. '84
	PPPP
Bond			3.66%	0.00%	5.74%	0.00%
	10.19%	0.00%	8.79%	0.00%	10.28%
	Jun. '84		PPPP
Global Bond			(9.97)%		2.46%
	0.00%	5.97%		__		4.89%
	Mar. '94		P
Money Market			4.89%	0.00%	5.16%
	0.00%	5.28%	0.00%	4.81%	0.00%	5.82%
	Jun. '84		N/A

Past performance is not a guarantee of future
results.  Investment returns and principal
value of mutual fund shares will fluctuate so
that the redemption price may be more or less
than the original purchase price.  For a
prospectus including fees and expenses, please
visit our website at www.managersfunds.com, or
call The Managers Funds at (800) 835-3879 or
your investment adviser.  Read the prospectus
carefully before you invest.
*	Total return equals income yield plus
share price change and assumes reinvestment of all dividends and capital gain distributions.
Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.


**	Morningstar proprietary ratings reflect
risk-adjusted performance through 12/31/99 and are subject to change every month. The ratings are by asset class and are calculated from the Funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds rated, other than the International Equity
Fund, was rated against 3,487, 2,198 and 788 equity funds, the International Equity Fund was rated against 1,114, 648 and 133 international equity funds, and each of the Income Funds was rated against 1,628, 1,232 and 397 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5%
receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.




Managers Income Equity Fund ("Fund") is an income-oriented stock fund managed by The
Managers Funds LLC since its inception in 1984.
The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio:
Harold Ofstie of Chartwell Investment Partners
("Chartwell"), hired in September 1997, and Lori Ensinger, who recently replaced Robert
Hoffman as head of the Growth & Income
investment team at Scudder Kemper Investments, Inc. ("Scudder"), hired in August 1991.

The Portfolio Managers
Harold Ofstie and the investment management team at Chartwell are value-oriented investors who use relative dividend yields, price/earnings ratios and price/cash flow ratios of stocks to help identify issues that are undervalued by the market. They seek to obtain excess returns from the dividend income stream of the portfolio, the appreciation of stocks from depressed levels and appreciation of stocks due to growth in earnings. Because the income stream provides a positive return, and the level of the dividend provides somewhat of a floor for the price of each stock, the returns from this type of strategy are intended to be less volatile than the market in general.

Harold's process is such that he only considers stocks that are yielding more than the average dividend yield of the S&P 500. In the case of stocks in the technology industry which tend not to pay meaningful dividends, he will consider stocks without a yield if they appear undervalued based on other criteria such as price/earnings and price/cash flow ratios. He and a team of analysts and portfolio managers at Chartwell then analyze the list of potential holdings in search of strong balance sheets, ample cash flows and valuation characteristics which are customized for each industry group, in order to find the most statistically attractive securities. Fundamental investigation of the candidates seeks to confirm the statistical findings and uncover catalysts within each company or the environment that could potentially improve the earnings and/or stock valuation in the near future. Catalysts can be in the form of a new product or technology, an acquisition, divestiture or restructuring, significant management changes, or outside forces such as industry events, regulatory revisions or changes in demand. Harold is not a pure contrarian manager likely to initiate a position just because it is cheap. Instead he will utilize relative strength and earnings revision models to confirm the efficacy of the catalysts and help optimize the timing of purchases. Harold's portfolios consist of 40 to 50 securities with the restriction that no sector will have a weighting of more than two and a half times the weighting of the S&P 500.
Each position has a pre-determined 12-month price target. Stocks are sold when the price targets are met, if fundamentals deteriorate, or if the prices rise to a level at which the dividend yield is below that of the S&P 500.
Additionally, stocks may be sold simply to make room for new purchases with better potential.

Lori Ensinger of Scudder believes, that stock portfolios with high relative dividend yields provide above average returns with below average volatility in the long run. Although the portfolio maintains a premium yield (versus the S&P 500 Index and a value-oriented benchmark like the Russell 1000 Value Index) not every stock in the portfolio will have a premium yield. Ensinger employs a three-factor screen combining relative dividend yield, price/earnings and price/cash flow ratios to identify attractive investment ideas among the largest 1000 U.S. companies and 100 ADRs that constitute the investible universe.

The stock selection process combines the benefits of the valuation screens and fundamental research. The valuation screen ranks the universe into quintiles with the least expensive 40% of the stocks in the universe falling into the buy zone, and most expensive 20% falling into the sell zone.
Ensinger believes that a valuation screen alone can not distinguish "value traps" (cheap stocks that just get cheaper) from value opportunities, and therefore relies heavily on fundamental input from the research analysts.
Lori and a team of Scudder analysts analyze potential holdings in search of strong and improving fundamentals, earnings and dividend growth and strong management. A stock is most likely to be purchased if its valuation is compelling, and, one of three general fundamental scenarios is identified: the company's true earnings power is greater than consensus expectations; the company operates in a cyclical industry and the stock is already discounting a cyclical trough; management articulates and executes a clear strategy for shareholder value creation.

Scudder manages risk at several levels. By its nature, a high relative yield, low price/earnings, low price/cash flow strategy results in a portfolio of stocks which have a below average risk profile (as measured by downside risk and standard deviation of returns). The next layer of risk management is in the form of diversification. Scudder will not allocate more than 5% of its portfolio to one stock or 30% to one sector. Typically, the Scudder portfolio will be fully invested at all times (i.e. 3% or less cash) to minimize market timing risk.

The Year in Review
During 1999, the Fund provided a total return of 4.2% compared with a full-year return of 21.0% for the S&P 500.

Similar to the previous year, 1999 was an extremely frustrating year for investment managers who use strict valuation disciplines.
The market rewarded stocks of companies that have huge future potential even if they didn't have current or historical earnings from which to base a valuation. Meanwhile the market essentially ignored companies with moderate earnings growth even if they produced results better than expectations. Those companies that produced results below expectations were severely penalized. Thus, despite a broadly growing economy and healthy corporate earnings across most sectors, stocks in the high technology industries along with internet-related consumer goods businesses and wireless communications companies appreciated dramatically while most other sectors showed mixed performance. A few sectors, such as utilities, transportations, health care and consumer staples, posted negative returns for the year. Both managers search for stocks that are undervalued relative to current or future earnings led them away from the high flying technology, consumer services and wireless communications companies. Instead, the portfolio was heavily invested in financials, traditional communications companies, energy and basic materials producers.

During the first quarter, both the lack of technology and the poor performance of the few technology companies in the portfolio impeded the Fund's performance. Xerox was the portfolio's largest position at the start of the year, and due to problems in transitioning its sales force, along with some other fundamental problems, the stock detracted from the Fund's performance all year. The position was liquidated in the fourth quarter.

During the early part of the second quarter,
value stocks made a comeback as investors
rotated out of the high flying tech sector and
into the less flashy, but considerably more
favorably priced, basic material and energy
sectors. These commodity-sensitive sectors
benefited further as signs of a resurgence in
certain Asian emerging nations provided more
optimism about global economic demand.   During
the second quarter, the Fund's holdings in the basic materials sector returned 23% and its energy holdings returned 15%.

The strength was short lived, however, and the market traded lower during the third quarter as fears of higher interest rates were confirmed by the Federal Reserve's tightening bias.
While technology stocks moved higher, virtually all other sectors lost ground. Financial stocks were particularly hard hit, and the Fund's holdings fell approximately 15% during the period. Health care companies also depreciated, however, the portfolio managers had significantly reduced their positions during the first half of the year so that the damage was limited.

During the fourth quarter, the high tech industries exploded higher with the technology sector of the S&P 500 rising 36%. Tech stocks in the smaller capitalization indices jumped even higher. Although the Fund appreciated
5.9% during the quarter, its lack of technology left it far behind the benchmark return of 14.9%.

Despite the lackluster year, there were a few very successful positions for the Fund during the year. Corning, the leading maker of fiber optic equipment, appreciated 189% during the year becoming one of the Fund's largest holdings. Also, a top ten position at the beginning of the year, Frontier Corp. grew 121% as it was acquired by Global Crossing.

Looking Forward
The Fund remains heavily invested in financial companies, which, the managers believe, can thrive even in rising interest rate environments, despite the short-term negative reaction that the market perceives. In addition, the portfolio is currently positioned with emphasis on communications and energy positions. While the weighting in technology is currently well below average, both managers recently modified screening processes will likely identify more technology companies in the future. That said, the extremely high valuations that many technology stocks are currently exhibiting are far from inviting to value managers.

We asked both managers to review the thesis behind one of their largest holdings going into the new year. With respect to her position in Corning, Lori Ensinger of Scudder notes:

The investment thesis for Corning centers on the company's leading global position in the manufacture of optical fiber and optical electronic products for fiber networks.
Corning is a direct beneficiary of the
explosive demand for bandwidth intensive applications such as data and video, which are critically dependent on high capacity fiber networks. Earnings growth of 20-25% is being driven by 30% revenue growth in fiber, and a doubling in optical electronic revenues. New products in optical switching and amplifiers as well as the burgeoning flat panel display business contribute to our confidence for accelerating growth this year.

We initially purchased the stock two years ago when it was selling at only 16 times earnings, and investors were concerned (incorrectly) with a slowing in Corning's core fiber business.
Because the stock currently sports a valuation which places it close to the sell zone according to our investment discipline, and we have been recently trimming the position.

With respect to his position in Federal
National Mortgage Association ("FNMA"), Hal
Ofstie offered the following comments:

FNMA is a government sponsored company involved in the purchase of mortgage obligations from U.S. lending institutions with the purpose of providing liquidity to those generators of home mortgages and other financial transactions. It is a company with a very stable long term growth rate of 15% which should continue to generate similar rates of above average earnings and dividend growth in the future.

Notwithstanding this extraordinary financial record and unassailable competitive position, the stock has been weak over the last year, declining 15%, largely in reaction to rising interest rates. It now trades at an extremely attractive price, close to an all time low relative PE ratio and relative dividend yield versus the broad market. While investors have been very concerned about rising interest rates, we believe the increase is close to over, and would expect FNMA to be one of the prime beneficiaries of that reversal.


Applying a traditional PE relative to year 2001 earnings estimates would result in appreciation to the $90 level over the next 12 months, a gain of 50%. Downside risk from today's prices would seem to be very limited.

The tables on page 21 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 1999.



The Managers Income Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

 The S&P 500 Index is an unmanaged
capitalization weighted indes of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends.

 This chart compares a hypothetical $10,000 investment made in Managers Income
Equity Fund on December 31, 1989, to a $10,000
investment made in the S&P 500
for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Income Equity Fund and the S&P500
Index]

This table shows the average annual total returns for Managers Income Equity
Fund and the S&P 500 Index for the one-year, five-year and ten-year periods through December 31, 1999.


  AVERAGE ANNUAL TOTAL RETURNS
                    ANNUALIZED
            --------------------
 ONE YEAR       FIVE YEARS      TEN YEARS
----      -----------       ---------

Managers Income Equity Fund 4.15% 18.41% 12.61%
S&P 500 Index   21.04%  28.56%  18.21%


Managers Capital Appreciation Fund ("Fund") is a growth-oriented stock fund managed by The
Managers Funds LLC since its inception in 1984.
The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio.
Kevin Riley of Roxbury Capital Management LLC
("Roxbury"), was hired in October 1998, and Joseph McNay of Essex Investment Management
Company, LLC ("Essex"), has served as sub-advisor since March 1997.

The Portfolio Managers
Roxbury's investment philosophy leads it to focus on companies with strong competitive positions, which are leaders in their respective industries and are oriented toward maximizing shareholder value. The key ingredient for inclusion in the portfolio is sustainable growth in earnings and cash flow.
Thus, the portfolio will tend to be heavily weighted in companies which have not only demonstrated earnings and cash flow growth in the recent past, but which can be expected to maintain or increase their growth rate into the foreseeable future. While valuation is, in the final analysis, important, however, growth and quality parameters must first be recognized.

Roxbury uses quantitative screens to identify companies with strong earnings growth, high returns on invested capital, healthy balance
sheets and positive cash flow. The team of analysts and portfolio managers at Roxbury perform fundamental analysis on companies which appear attractive based on the screens. This entails visiting with companies' managements, speaking with competitors and clients of the companies, analyzing the current and future market trends where they relate to the businesses and doing an in-depth analysis of the companies' financial statements. The goal of the fundamental analysis is to determine whether or not each company's earnings and cash flow growth is sustainable into the future.
Will the market support the company's growth?
Does the company have the appropriate physical and financial resources? Does the management have a viable business plan and the ability to execute it? What are the competitors doing?
Particular attention is paid toward businesses with high returns on capital because these businesses tend to generate significant free cash flow and offer a high likelihood of sustainability. Analysis of these issues enables the investment team at Roxbury to estimate the earnings and cash flow potential of each company.

With these estimates, portfolio manager Kevin
Riley, constructs a portfolio of between 35 and 40 stocks which have the most potential relative to their valuation. While sector and industry concentration are mostly a result of the individual stocks selected, Kevin manages the risk of the portfolio by diversifying across industries and investing in companies which are in different phases of their business cycle.

Typically, most of Roxbury's portfolio will be invested in large capitalization "blue chip" companies with predictable businesses and sustainable earnings and cash flow growth. An additional positive characteristic of these companies is that they are typically the most liquid of stocks. Up to 20% of the portfolio may be invested in medium capitalization companies that have a strong niche or franchise and offer superior long-term growth potential.
In addition, another portion of the portfolio may be invested in companies that have an unusually strong reward/risk relationship due to some special circumstances such as corporate restructuring. Roxbury expects to earn most of its investment return through the capital appreciation of its holdings as a result of growth in company earnings.

Kevin generally will sell a position if and when the price exceeds his expectations given his estimate of the company's sustainable earnings growth rate. He may also sell stocks in order to invest in other companies with superior potential. Most importantly, Kevin will sell a stock if Roxbury's ongoing fundamental analysis determines that the quality or outlook of the company is deteriorating in any way.

At Essex, Joe McNay's investment philosophy is
similar to Roxbury's in that he focuses on the
principle that a company's earnings growth and
profitability will drive its future price
performance.  He is thus determined to identify
companies which have accelerating, sustainable
earnings growth and the potential for superior
revenue growth and margin expansion.  Ideally,
Joe searches for companies which have a
dominant product or service and a strong
management team.  Although he is not a "value"
manager, Joe is value conscious, and seeks
investments that he considers to be under-owned
or attractively priced relative to his growth
projections.   Companies that meet all these
criteria are defined as "franchise
opportunities."

The research and portfolio management team at Essex generates ideas by visiting companies, attending conferences and trade shows, as well as through database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and speak with company managements.

Upon initiating a position, Essex applies risk controls to limit negative effects. These consist of price targets, individual position limits of 5% of the portfolio, and a maximum industry exposure limit of 20% of the portfolio. Companies are sold when Essex perceives a loss of proprietary or dominant position, an earnings disappointment, excess value versus forecasted growth, or if there is a better opportunity elsewhere.

The result is that Essex's portfolio is
comprised of a blend of large multinationals with dynamic medium to large industry leaders.
The portfolio's market cap ranges from $1 billion to $100 billion with 50 to 60 companies that display sustainable, high quality earnings growth at reasonable valuations.

The Year in Review
The Fund provided a total return of 103.0%
during 1999 while the Standard & Poor's 500
Stock Index (S&P 500) returned 21.0%.

The Fund's exceptional performance during 1999 is mostly a result of both investment managers' focus on the fastest growing segments of the economy along with their avoidance of slower growth and cyclical segments. As has been well documented in the financial press, domestic stocks provided widely divergent returns during the year. Despite a broadly growing economy and healthy corporate earnings across most sectors, stocks in the high technology industries, internet related consumer goods businesses and wireless communications companies appreciated dramatically while most other sectors showed mixed performance. A few sectors, such as utilities, transportation, health care and consumer staples, posted negative returns for the year. Although both managers select stocks on an individual basis, their search for explosive and/or sustainable growth led them to invest much of the portfolio in high technology, consumer services and wireless communications companies. Meanwhile, the portfolio remained completely void of utilities, transportation companies and basic materials firms throughout most of the year.
In addition, the Fund had modest exposure in sectors such as health care, financials and capital goods.


Throughout all sectors both managers
demonstrated adept security selection during the year. While the Fund's exposure to technology grew because of appreciation, the managers steadily took profits, eliminated over-priced positions, and recycled assets into new ideas. For example, America Online ("AOL") began the year as the Fund's largest holding.
During the first quarter, as AOL was
appreciating by 90%, the Fund's position was reduced in order to reduce portfolio concentration. Of the top ten positions at the start of the year, only seven remained in the portfolio at year-end, and none remained in the top ten, despite the fact that they produced an average return of 130% for the year. The largest single contributor to the Fund's performance during the year was CMGI, an internet content holding company which began the year as the Fund's fifth largest holding and appreciated 940%.

During the first quarter, the managers added
Sun Microsystems, and AT&T Liberty Media Group, which have grown to become top five holdings while appreciating 262% and 147%, respectively, during the year. The managers added Nokia during the second quarter and built the position as the stock struggled in the third quarter. We were rewarded in the fourth quarter as the price appreciated 112%. Yahoo!
was trimmed during the first quarter but purchased again in the second quarter and appreciated 141% in the final quarter. Another testament to the managers' fine stock selection during the year is the fact that portfolio holdings that appreciated more than 100% significantly outnumbered those that went down by even a small amount.

The ever present risk to many of these
securities is that they are very highly valued relative to their current or historical earnings. Our portfolio managers are anticipating significant growth in revenue, earnings and/or cash flow over the next several years. If the company managements can successfully execute their business strategies, these holdings should justify the current valuations and continue to appreciate. If the companies fall short of these expectations the stock prices will fall dramatically. As we proceed and expectations change, these stocks' prices will be very volatile. In order to diversify some of this risk, the managers have also invested in companies which have already demonstrated strong sustainable earnings growth and whose valuations are justifiable to current and historical financial success.

There were a few notable actions in sectors other than in the high technology arena. In late March, one of the managers added a significant position in energy and energy service companies just in time for a run up in oil prices and subsequent appreciation of the energy sector. These positions were eliminated during the fourth quarter. Beginning in late
1998 and continuing in 1999, the managers reduced the portfolio's exposure in health care stocks, which proved to be prescient as these stocks underperformed throughout the year.
Biotechnology companies, however, bucked this trend, and the Fund took advantage with holdings of Amgen and Biogen. Biogen was eliminated in the fourth quarter. During the third quarter, the managers slashed their positions in financial stocks. While Morgan
Stanley Dean Witter, a top ten holding at the beginning of the year, remains in the portfolio after rising more than 100% during the year, Citigroup, another top ten holding from the start of 1999 was eliminated in the fourth quarter.

Looking Forward
The Fund remains heavily invested in technology companies going into the year 2000 and both managers are optimistic about the future prospects for these stocks. We asked each manager to review the thesis behind one of his largest holdings going into the new year.
With respect to his position in Yahoo!
("YHOO"), Joe McNay of Essex notes:

Our investment thesis for Yahoo! is based on several years of following the company combined with an awareness of the enormous fundamental growth the company is poised to benefit from as consumers shift to online shopping, creating an estimated $124 billion in Internet based shopping revenues by the year 2003. It is our opinion that YHOO, with its worldwide reach and the targetability of its services, has positioned itself as the web-based marketing venue of choice for advertisers, sponsors and retailers on a global basis. Given YHOO's operating model as a media, commerce and communication platform, our projections for the company are targeted to 38% to 40% operating margin. To illustrate the company's size and scale its services were utilized by 65% of the entire U.S. web audience during the month of December according to Media Matrix with a global audience of 120 million unique users in December alone.

The management team at YHOO is second to none as it has exceeded every metric which we (and the street) have set as benchmarks. We believe revenues have and will continue to grow at better than 100% into the future as the company is positioned to capture a changing demographic phenomenon.

With respect to his position in AT&T Liberty
Media, Kevin Riley, of Roxbury, comments:


Roxbury believes the convergence of
telecommunications, technology and media &
entertainment will be one of the most exciting
areas of growth this decade, and no company is
better positioned to benefit from this trend
than Liberty Media.    We believe Liberty
represents an exciting aggregation of diverse entertainment and media properties managed by the best management team in the industry.

Through a strategy of tax efficient
acquisitions and asset swaps, Liberty has compiled media assets ranging from major stakes in publicly traded companies like News Corp, USA Network and Time Warner, to full or partial ownership of a wide range of private assets such as Discovery Communications, Encore Media,
QVC and E! Entertainment. In total, Liberty owns interests in more than 100 sources of media content. The Company is also the majority owner of Liberty Digital, a recent spin-off of an exciting array of internet properties, and the platform by which Liberty will capitalize on the impending "digital revolution."

As regional Bell operating companies, long distance telecom carriers, cable and satellite companies all battle to provide high speed digital services to customers, we believe the demand for quality content will expand exponentially. Liberty is adept at maximizing the cash flows generated from their assets and is now in a position to provide superior media content for a variety of traditional distribution outlets and even internet portal companies. We believe Liberty can grow cash flows in excess of 25% per year for many years and management is committed to increasing shareholder value over time. In our opinion, the synergies among Liberty's various assets are under appreciated, and the stock is very reasonably valued at current levels.
Significant upside in the stock could come from future acquisitions or major strategic initiatives at Liberty Digital.

The tables on page 21 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 1999.


  The Managers Captial Appreciation Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

  The S&P 500 Index is an unmanaged
capitalization weighted index of 500
commonly traded stocks designed to measure performance of the broad domesic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of all dividends.

  This chart compares a hypothetical $10,000 investment made in Managers
Capital Appreciation Fund on December 31, 1989, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

[Line graph comparing hypothetical $10,000 investment for the past ten years between the Capital Appreciation Fund and the S&P 500 Index]


 This table shows the average annual total returns for Managers Captial
Appreciation Fund and the S&P 500 Index for the one-year, five-year and ten-year periods through
December 31, 1999.

   AVERAGE ANNUAL TOTAL RETURNS
     ANNUALIZED
-----
  ONE YEAR      FIVE YEARS    TEN YEARS
 --------       ---------     --------
Managers Capital Appreciation Fund  103.02%
40.43%      24.65%
S&P 500 Index    21.04% 28.56%  18.21%


Managers Special Equity Fund ("Fund"), managed by The Managers Funds LLC since its inception in 1984, is a growth-oriented equity fund which primarily invests in the stocks of small capitalization companies. The Managers Funds currently utilizes four independent sub-advisors who each manage separate portions of the portfolio: Andrew Knuth of Westport Asset
Management ("Westport"), who has been managing a portion of the Fund since December 1985, manages approximately one third of the total portfolio. Gary Pilgrim of Pilgrim Baxter &
Associates ("Pilgrim Baxter"), who has been managing a portion of the Fund since October
1994, manages approximately one third of the portfolio. Timothy Ebright of Goldman Sachs
Asset Management ("Goldman") (formerly named
Liberty Investment Management), has been managing a portion of the Fund since December
1985 and manages approximately one sixth of the portfolio. Bob Kern, of Kern Capital
Management ("Kern Capital"), was added as a sub-advisor in September 1997 and manages the remaining one sixth of the Fund.

The Portfolio Managers
Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next twelve to eighteen months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

Implicit in the strategy is that Andy and his investment team focus on a small number of issues, and tend to hold them for a long time.
The concentration and low turnover enable Andy to heavily research and monitor each position.
He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors that may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches, in particular, for companies with good managers who are finding ways to substantially improve the company.


The result is that Andy will typically have a concentrated portfolio, and any significant industry concentrations are merely an outcome of bottom up stock selection. Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average.
Andy is a patient investor, usually turning over less than 20% of his portfolio per year.


Gary Pilgrim, of Pilgrim Baxter focuses only on
companies with high and accelerating earnings
growth.   First, he screens for stocks which
are exhibiting at least 20% or greater earnings growth. He then ranks these stocks using a proprietary quantitative ranking system (QRS) which focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earnings surprise. A team of analysts at Pilgrim speak with managements and analyze the businesses to confirm and refine earnings expectations, and stocks are purchased and sold based on their relative rankings.

Typically the portfolio will have an average historical and expected earnings growth rate of near 50%. Because such a high priority is placed on high growth, the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramatically as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio which exhibits a high level of price volatility.

In addition, the QRS's focus on short-term periods results in a high amount of portfolio turnover. This is a necessary circumstance since companies with high price multiples whose growth is slowing need to be identified and replaced immediately. Gary typically holds around 80 positions and has an annual turnover ratio in excess of 200%. His portfolios are also typically heavily weighted in a few business sectors.

While similar in some respects to Andy Knuth, Tim Ebright, of Goldman, searches for a different kind of value and growth. Tim searches for companies which have very predictable earnings, positive operational cash flow and a defensible market position, which are selling for less than the intrinsic value of the business. In addition, Tim prefers companies in which the managers own a substantial portion of the stock.

Typically, this combination can only be found in companies that have not been "discovered" by institutional investors, or have been
"orphaned" since their initial public
offerings. Companies such as this tend to be very small, thus Tim is what many consider a micro-cap manager. That is, he typically invests only in companies with market capitalizations under $300 million, sometimes far smaller. If his analysis is correct, the portfolio makes money in one of three ways:
First, the company may continue to churn out steady earnings growth for an indefinite period. Second, the stock may be discovered by institutional investors and enjoy an expansion of its valuation. Third, the company may be acquired at or above its intrinsic value.

Because of the size of the companies, Tim must build a portfolio of close to 100 positions.
These stocks tend to be less susceptible to market swings, and exhibit less price volatility merely because they trade much less than larger companies. Their added risk is in their lower liquidity.

Bob Kern is one of the pioneers of micro-cap investing, and while similar to Tim Ebright in his focus on very small companies, Bob directs his efforts toward finding companies which are succeeding through innovation of new products or services. Thus, Bob's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Bob seeks to earn returns from the appreciation of stocks as the companies' products develop and penetrate new markets.

In most cases, the analysis of the product and judgements as to its potential are the most important aspects of the decision to own stock.
In all cases, however, the operational and financial health of the company must be verified. Bob likes to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow.

Although valuation is clearly important, Bob is often willing to pay relatively high multiples where he sees enough growth potential. Bob will typically hold a portfolio of 60 to 70 stocks with a median market capitalization of under $500 million.

Risk is a necessary part of investing, and is particularly inherent in investing in small capitalization companies. In this Fund we have combined four managers who each specialize in a different types of risk. Andy Knuth takes on extra specific (or company) risk by concentrating his portfolio in a small number of stocks. Meanwhile he is trying to decrease price risk by purchasing undervalued companies.
Tim Ebright is taking on added liquidity risk while decreasing specific and price risks. Gary
Pilgrim is taking on added price risk while lowering specific risk. Bob Kern diversifies specific risk while taking on price risk and liquidity risk.

The Year in Review
The Fund returned 54.1% during 1999, compared with a return of 21.3% for the Russell 2000
Index of small-capitalization stocks.

The year did not start well for the Fund as small company stocks moved lower during the first quarter and the few stocks that performed well were internet companies with negative earnings. While the Fund did have significant exposure to various internet related businesses, it was (and is) underexposed to those without some prospect of positive earnings in the near future. This reversed during the second quarter, and not only did small capitalization stocks recover, but the market began to reward companies with, what we would consider, higher quality earnings growth.
As the year proceeded, the market became focused on technology companies. While the market traded lower through the summer, the Fund gained ground as a result of strong performance from technology holdings such as Puma Technology, Emulex and Netopia.
Additionally, the Fund's largest holding, Emmis
Broadcasting, began a strong second half run due to strong revenue gains which were at least partly due to increased radio advertising on the part of internet companies.

During the fourth quarter, technology stocks dominated even more. The Fund's technology holdings were responsible for three fourths of the 36% return during the quarter. These were again led by Puma, which rose 750%, and many other internet related holdings.

The ever present risk to many of these
securities is that they are very highly valued relative to their current or historical earnings. The portfolio managers who own them are anticipating significant growth in revenue, earnings and/or cash flow over the next several years. If the company managements can successfully execute their business strategies, these holdings should justify the current valuations and continue to appreciate. If the companies fall short of these expectations the stock prices will fall dramatically. As we proceed and expectations change, these stocks' prices will be very volatile. This is why we believe so strongly that it is important to diversify this risk by owning some stocks which are currently demonstrating strong earnings and steady earnings growth, as well as owning stocks which are selling at a discount to their current earnings even if their expected growth rates are moderate.

Looking Forward
The Fund is currently 40% invested in
technology companies, which is much higher than is typical, and is partly a result of the extremely high relative performance of these stocks. The managers have been diligent in rebalancing, and given the new tax year they will be more willing to realize profits as we go forward. For the same reasons, the average market capitalization of the portfolio has increased. While we do not encourage portfolio managers to sell securities purely on the basis of capitalization, we can expect that they will continue to recycle any realized gains into small capitalization companies.

We asked each manager to review the thesis behind one of his largest holdings going into the new year.

With respect to his position in Emmis
Broadcasting, Andy Knuth of Westport notes:

Emmis was originally purchased for the Fund in September, 1997. At that time, the shares were selling at a significant discount to the valuation accorded other radio broadcasting companies. In our view, the focus of many of the company's stations in the key New York, Chicago, and Los Angeles markets, indicated that a premium valuation, not a discount, was warranted.

We also viewed the radio industry as a likely vehicle for e-commerce companies to use in their effort to build business and customer awareness. This, in fact, has happened, resulting in a surge of advertising revenues and a firming in over-all rates.

With respect to his position in Applied Micro
Circuits, Gary Pilgrim, of Pilgrim Baxter, comments as follows:

Applied Micro Circuits (AMCC) manufactures and sells high performance, high bandwidth semiconductors for the telecommunications and data communications markets. The company is especially strong in the market for leading edge, broadband telecommunications data transport. Both the overall market for their type of products and AMCC's market share are growing rapidly. The company has consistently exceeded the consensus Wall Street revenue and earnings estimates and guidance for these estimates has gone up nearly every quarter. We think very highly of Dave Rickey, AMCC's CEO, who has a background working at Nortel, who is also their largest customer. The business is extremely profitable and there are high barriers to entry including intellectual expertise and long design cycles.

With respect to his position in Rural Cellular
Corp., Tim Ebright, of Goldman, writes:

Located in out-of-the-way Alexandria,
Minnesota, Rural Cellular Corp. long evaded the interest of the institutional investment community. But as one of the few remaining pure opportunities in the provision of cellular telephone services in rural markets, the company's rapid growth is beginning to attract quite a following.


The attraction of Rural Cellular Corp. is threefold. Rapid customer penetration gains within the company's Upper Midwest and New
England service areas are yielding 40% + gains in cash flow, concurrent with dramatic reductions in capital spending. The resultant free cash flow is being used to expand the company's geographic footprint via acquisition.
Secondly, rural operators are not experiencing the level of competition from other wireless providers as their peers in urban markets.
Thus, gains in profitability accrue primarily to shareholders. And thirdly, Rural Cellular
Corp benefits from the proliferation of so-called "bucket plans" offered by national vendors such as Nextel, Sprint and AT &T.
Providing national coverage at essentially local rates, these plans depend upon companies such as Rural Cellular Corp. to fill geographic coverage gaps that enable seamless national coverage. Roaming revenues are a highly profitable source of growth to Rural Cellular
Corp.

With respect to his position in Verisign, Bob
Kern, of Kern Capital, makes the following comments:

Kern Capital approach to investing in the internet revolution has been to identify key technology that everyone needs. The key is not to try and figure out which dot-com company will be able to succeed in a very competitive environment but rather which elements every internet commerce platform needs in order to succeed. Then choose the companies with the highest barriers to entry and strongest competitive position to invest in.

VeriSign's ("VRSN") security and authentication technology is a critical element for e-
Commerce. The management had incredible foresight many years ago to give their technology away for free to Netscape and Microsoft in order to be embedded in their browsers. This means that just about every browser that has been sold or downloaded since the internet revolution began contains VRSN's technology.

The market opportunity is huge and their business model, in which VRSN services are renewed every year, provides excellent visibility and is one of the best I have seen.
Additionally, there is little competition (only a hundred or so people in the world are experts on PKI technology, the underlying technology on which VRSN's technology is based). VRSN's market position is dominant and, in my opinion, growing stronger relative to their primary competitor Entrust. Other competitors which include GTE, IBM, and Baltimore Technologies, do not seem to be posing any significant threats at this time.


The tables on page 21 display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 1999.

  The Managers Special Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

  The Russell 2000 Index is comprised of the smallest 2000 companies in the
Russell 3000 Index, representing approximately
8% of the Russell 3000 total
market capitalization.

  The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately
98% of the investable U.S. equity market.

  This chart compares a hypothetical $10,000 investment made in Managers
Special Equity Fund on December 31, 1989, to a
$10,000 investment made in the
Russell 2000 for the same time period. Past performance is not indicative of future results.

[Line graph comparing hypothetical $10,000 investment for the past ten years between Managers Special Equity Fund and the
Russell 2000 Index]


  This table shows the average annual total returns for Managers Special Equity
Fund and the Russell 2000 Index for one-year, five-year and ten-year periods through December 31, 1999.

  AVERAGE ANNUAL TOTAL RETURNS
             ANNUALIZED
-------------
  ONE YEAR         FIVE YEARS      TEN YEARS
----         ----------       --------

Managers Special Equity Fund   54.11% 26.28% 18.39%
Russell 2000 Index 21.26% 16.69% 13.40%



The Managers Funds
Summary of Industry Weightings as of December
31, 1999


Managers	Managers	Managers
Income	Capital	Special
Major Sectors	Equity Fund	Appreciation Fund
Equity Fund

Basic Materials		9.1	%-	%
	1.0	%
Capital Goods		7.9
	2.9				8.1
Communication Services		17.5
		11.6			1.6
Consumer Cyclicals		8.4
		9.9			13.7
Consumer Staples		1.8
	9.5				8.8
Energy		11.4
	-				1.0
Financials		22.7
	2.7				5.6
Health Care		4.9
	4.4				6.0
Technology		3.4
	55.7				40.5
Transportation		2.2
	-				3.2
Utilities		7.1
	-				1.4
Other		3.6			3.3
			9.1

Managers Income Equity Fund
	Managers Capital Appreciation Fund
	Managers Special Equity Fund
	% Fund			% Fund
	% Fund
GTE Corp.	4.2 		Yahoo!, Inc.	5.4
	Emmis Broadcasting
Federal National			Nokia Corp.,
		  Corp., Class A*	2.6
  Mortgage Association*	3.5 		  Sponsored
ADR	4.2 		TeleTech Holdings, Inc.	2.1
Exxon Mobil Corp.	3.3 		AT&T Corp.,
Liberty 			Conexant Systems, Inc.
	1.9
Total Fina SA,			  Media Group
	3.2 		Puma Technology, Inc.	1.4
  Sponsored ADR	3.2 		Sun Microsystems,
Inc.	2.9 		ANADIGICS, Inc.	1.3
Corning, Inc.	3.1 		Cisco Systems,
Inc.	2.9 		VeriSign, Inc.	1.2
Chase Manhattan Corp.	2.8 		CBS Corp.
	2.9 		Alpha Industries, Inc.	1.2
Bell Atlantic Corp.	2.7 		Nortel
Networks Corp.	2.5 		Applied Micro
Morgan Stanley			Home Depot, Inc.
	2.4 		  Circuits Corp.	1.2
  Dean Witter & Co.	2.5 	Texas
Instruments, Inc.	2.3 	Cytyc Corp.	1.1
McGraw-Hill Cos.*	2.3 	VoiceStream
	InfoSpace.com, Inc.	1.1
American Home			  Wireless Corp.
	2.3
   Products Corp.*	2.3


*Top Ten Holding at December 31, 1998




Managers Income Equity Fund
Schedule of Portfolio Investments
December 31, 1999

Common Stocks - 96.4%
Basic Materials - 9.1%
Abitibi-Consolidated, Inc.	35,260		418,713
AK Steel Holding Corp.	14,160		267,270
Dow Chemical Co.	4,315		576,592
Georgia Pacific Corp.	3,200	**	162,400
Lyondell Petrochemical Co.	29,100		371,025
Rohm and Haas Co.	18,455		750,888
Temple-Inland, Inc.	6,610		435,847
Weyerhaeuser Co.	12,325	**	885,088
	Total Basic Materials	3,867,823
Capital Goods - 7.9%
Corning, Inc.	10,300	**	1,328,056
PACCAR, Inc.	5,800		256,650
Parker-Hannifin Corp.	12,800		656,800
Pitney Bowes, Inc.	18,311		884,650
Rockwell International Corp.	5,200		248,950
	Total Capital Goods	3,375,106
Communication Services - 17.5%
ALLTEL Corp.	5,400		446,513
AT&T Corp.	8,175		414,881
BCE, Inc.	8,623		777,687
Bell Atlantic Corp.	18,784	**	1,156,390
BellSouth Corp.	18,000		842,625
Cable & Wireless PLC, Sponsored ADR
12,895	**	682,629
Global Crossing, Ltd.*	7,045	**	351,810
GTE Corp.	25,005		1,764,415
SBC Communications, Inc.	8,041		391,999
Sprint Corp.	9,200		619,274
	Total Communication Services	7,448,223
Consumer Cyclicals - 8.4%
Dayton Hudson Corp.	5,900		433,281
Ford Motor Co.	4,700		251,156
Limited, Inc., The	13,503		584,849
Masco Corp.	14,140		358,803
Maytag Corp.	13,975		670,800
McGraw-Hill Cos.	15,885		978,913
Meritor Automotive, Inc.	14,700		284,812
	Total Consumer Cyclicals	3,562,614
Consumer Staples - 1.8%
Heinz (H.J.) Co.	5,400		214,988
Kimberly-Clark Corp.	8,260		538,965
	Total Consumer Staples	753,953
Energy - 11.4%
Conoco, Inc., Class B	25,100		624,363
Exxon Mobil Corp.	17,284		1,392,442
Halliburton Co.	13,930		560,683
Kerr Mcgee Corp.	5,965		369,830
Texaco, Inc.	9,800		532,263
Total Fina SA, Sponsored ADR	19,583		1,356,122
	Total Energy	4,835,703
Financials - 22.7%
Allstate Corp., The	20,000		480,000
Bank of America Corp.	7,800		391,463
Chase Manhattan Corp.	15,405		1,196,776
Citigroup, Inc.	11,600		644,525
Federal National Mortgage Association	23,807		1,486,450
FleetBoston Financial Corp.	17,599		612,665
Hartford Financial Services Group, Inc.	12,825		607,584
Household International, Inc.	8,975		334,319
Lincoln National Corp.	13,300		532,000
Merrill Lynch & Co., Inc.	4,495		375,333
Morgan Stanley Dean Witter & Co.	7,300		1,042,075
PNC Bank Corp.	8,700		387,150
St. Paul Cos., Inc., The	7,100		239,181
Starwood Hotels & Resorts Worldwide, Inc.
(REIT)	26,720		627,920
U.S. Bancorp	13,535		322,302
XL Capital Ltd., Class A	7,300		378,687
	Total Financials	9,658,430
Health Care - 4.9%
American Home Products Corp.	24,325		959,317
Baxter International, Inc.	11,695		734,592
Bristol-Myers Squibb Co.	3,500		224,656
Pharmacia & Upjohn, Inc.	3,735		168,075
	Total Health Care	2,086,640
Technology - 3.4%
Cadence Design Systems, Inc.*	5,700		136,800
Computer Associates International, Inc.	11,600		811,275
National Semiconductor Corp.*	11,975		512,680
	Total Technology	1,460,755
Transportation - 2.2%
Canadian National Railway Co.	13,800		363,113
CSX Corp.	17,400		545,925
	Total Transportation	909,038
Utilities - 7.1%
El Paso Energy Corp.	9,010	**	349,701
Illinova Corp.	23,095		802,551
Montana Power Co., The	20,195	**	728,282
ScottishPower PLC, Sponsored ADR	13,398		375,144
Williams Cos., Inc., The	24,210		739,918
	Total Utilities	2,995,596
Total Common Stocks
	(cost $34,762,575)	40,953,881
Other Investment Companies - 4.7%****
JPM Prime Money Market Fund, 5.50%	49,394		49,394
Navigator Securities Lending
 Prime Portfolio, 5.83%*** 	1,934,899		1,934,899
Total Other Investment Companies
	(cost $1,984,293)	1,984,293
Total Investments - 101.1%
	(cost $36,746,868)	42,938,174
Other Assets, less Liabilities - (1.1)%		(466,739)
Net Assets - 100.0%		42,471,435

Note:	Based on the cost of investments of $36,864,627 for
federal income tax purposes at December 31, 1999, the
aggregate gross unrealized appreciation and depreciation was
$8,196,539 and $2,122,992, respectively, resulting in net
unrealized appreciation of investments of $6,073,547.
	*	Non-income-producing securities.
	**	Some or all of these shares, amounting to $1,933,112,
or 4.6% of net assets, were out on loan to various brokers as of December 31, 1999.
	***	Collateral received from brokers for securities lending
were invested in this short-term investment.
	****	Yields shown for each investment company represents
the December 31, 1999, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

Investments Abbreviations:
ADR:	Securities whose value is determined or significantly
influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. Sponsored ADRs are initiated by the underlying foreign company.

Managers Capital Appreciation Fund
Schedule of Portfolio Investments
December 31,1999

Common Stocks - 96.7%
Capital Goods - 2.9%
Brocade Communications Systems, Inc.*	16,800		2,952,600
General Electric Co.	27,400		4,240,150
	Total Capital Goods	7,192,750
Communication Services - 11.6%
Covad Communications Group, Inc.*	35,300		1,963,563
Global TeleSystems Group, Inc.*	64,800		2,243,700
ITXC Corp.*	17,900		595,175
Jazztel PLC, Sponsored ADR	35,000	**	2,288,125
MCI WorldCom, Inc.*	87,300		4,626,900
Net2Phone, Inc.*	42,300	**	1,937,869
Nextel Communications, Inc., Class A*	15,700	**	1,618,081
Qwest Communications International, Inc.*	126,600	**	5,435,888
Sprint Corp., PCS Group*	12,200		1,250,500
Vodafone AirTouch PLC, Sponsored ADR	21,450	**	1,061,775
VoiceStream Wireless Corp.*	40,450	**	5,738,843
	Total Communication Services	28,760,419
Consumer Cyclicals - 9.9%
CMGI, Inc.*	12,600		3,487,838
Costco Wholesale Corp.*	62,700		5,717,456
DoubleClick, Inc.*	14,300		3,618,794
Gap, Inc., The	73,500		3,381,000
Home Depot, Inc.	87,750		6,016,359
Internet Capital Group, Inc.*	13,300		2,255,181
	Total Consumer Cyclicals	24,476,628
Consumer Staples - 9.5%
AT&T Corp., Liberty Media Group*	140,500	**	7,973,375
CBS Corp.*	112,900		7,218,544
CVS Corp.	30,100		1,202,119
EchoStar Communications Corp., Class A*	39,000		3,792,750
Infinity Broadcasting Corp., Class A*	96,900		3,506,568
	Total Consumer Staples	23,693,356
Financials - 2.7%
American Express Co.	11,250		1,870,313
eSPEED, Inc., Class A	37,900		1,354,925
Morgan Stanley Dean Witter & Co.	23,800		3,397,450
	Total Financials	6,622,688
Health Care - 4.4%
Amgen, Inc.*	58,800	**	3,528,000
MedImmune, Inc.*	9,000		1,491,750
QLT PhotoTherapeutics, Inc.*	46,400		2,714,400
Sepracor, Inc.*	12,900	**	1,279,519
Tularik, Inc.	60,200	**	1,948,974
	Total Health Care	10,962,643


Technology - 55.7%
Aether Systems, Inc.	30,900		2,213,213
Agile Software Corp.*	5,600		1,216,250
Akamai Technologies, Inc.*	11,600	**	3,800,450
Allaire Corp.*	9,800		1,433,863
America Online, Inc.*	55,600	**	4,194,325
Ariba, Inc.*	13,800		2,442,600
Broadcom Corp., Class A*	9,600		2,614,200
Cisco Systems, Inc.*	67,500		7,226,719
Cobalt Networks, Inc.*	13,800		1,476,600
Dell Computer Corp.*	56,300		2,867,781
Digex, Inc.*	27,100		1,842,800
EMC Corp.*	18,900		2,064,825
E-Tek Dynamics, Inc.*	17,700		2,376,225
Exodus Communications, Inc.*	28,800		2,557,800
Finisar Corp.	16,500		1,470,563
i2 Technologies, Inc.*	10,800		2,101,950
Infonet Services Corp., Class B	79,200	**	2,079,000
Inktomi Corp.*	25,000		2,215,625
Juniper Networks, Inc.*	6,100		2,069,425
Kana Communications, Inc.*	11,100	**	2,267,869
Lam Research Corp.*	24,400		2,722,125
Liberate Technologies, Inc.*	4,800		1,230,000
Metasolv Software, Inc.	28,400		2,335,900
Micromuse, Inc.*	16,000		2,720,000
Netopia, Inc.*	25,100		1,363,244
Network Appliance, Inc.*	28,200		2,340,600
Nokia Corp., Sponsored ADR	55,000		10,450,000
Nortel Networks Corp.	62,300	**	6,292,300
Oracle Corp.*	48,350		5,415,200
PE Corp., PE Biosystems Group	20,600		2,478,438
Phone.com, Inc.*	18,800		2,179,625
PMC Sierra, Inc.*	11,400		1,826,850
QLogic Corp.*	12,200		1,950,475
Redback Networks, Inc.*	21,000	**	3,710,438
S1 Corp.*	23,000		1,791,125
Siebel Systems, Inc.*	18,400		1,550,200
Sun Microsystems, Inc.*	94,400		7,304,200
Terra Networks, SA, Sponsored ADR	44,900		2,424,600
Texas Instruments, Inc.	59,500		5,764,063
VeriSign, Inc.*	17,400		3,325,574
VERITAS Software Corp.*	18,747		2,681,992
Vignette Corp.*	15,400		2,509,237
Yahoo!, Inc.*	31,164		13,484,272
	Total Technology	138,382,541
Total Common Stocks
	(cost $153,568,853)	240,091,025
Short-Term Investments - 12.5%
Other Investment Companies - 10.1%****
AIM Liquid Asset Portfolio, 5.42%***	2,242,387	2,242,387
AIM Prime Portfolio, 5.24%***	927,981	927,981
AIM Treasury Portfolio, 5.19%***	984,130	984,130
Alliance Institutional Reserves
 Prime Portfolio, 5.83%***	3,979,959	3,979,959
Calvert Cash Reserves Institutional
 Prime Fund, 6.06%	2,130,958	2,130,958
JPM Prime Money Market Fund, 5.50%	508,889	508,889
Navigator Securities Lending
 Prime Portfolio, 5.83%***	11,216,379	11,216,379
Provident Institutional TempFund, 5.48%***	1,109,087	1,109,087
Scudder Institutional Money
 Market Fund, 5.87%***	2,000,001	2,000,001
	Total Other Investment Companies	25,099,771


Repurchase Agreement - 2.4%
State Street Bank & Trust Co., dated 12/31/99,
	due 01/03/00, 2.50%, total to be received
	$6,038,258 (secured by $6,200,000 FNMAs
	0.00%, due 02/10/00, market value $6,161,250),
	at cost	6,037,000		6,037,000
Total Short-Term Investments
	(cost $31,136,771)	31,136,771
Total Investments - 109.2%
	(cost $184,705,624)	271,227,796
Other Assets, less Liabilities - (9.2)%	(22,740,456)
Net Assets - 100.0%	248,487,340
Note:	Based on the cost of investments of $185,356,270
for federal income
tax purposes at December 31, 1999, the
aggregate gross unrealized
appreciation and depreciation was
$88,331,206 and $2,459,680, respectively,
resulting in net unrealized appreciation
of investments of $85,871,526.
	*	Non-income-producing securities.
	**	Some or all of these shares,
amounting to $22,577,485, or 9.1% of
net assets, were out on loan to various brokers
as of December 31, 1999.
	***	Collateral received from brokers
for securities lending was invested
in these short-term investments.
	****	Yields shown for each investment
company represents the
December 31, 1999, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

Investments Abbreviations:
ADR:	Securities whose value is determined or
significantly influenced by
trading on exchanges not located in the United
States or Canada.  ADR after
the name of a holding stands for American
Depositary Receipt, representing
ownership of foreign securities on deposit
with a domestic custodian bank.
Sponsored ADRs are initiated by the
underlying foreign company.
FNMA:	Federal National Mortgage Association

Managers Special Equity Fund
Schedule of Portfolio Investments
December 31, 1999

Common Stocks - 90.9%
Basic Materials - 1.0%
Allegheny Technologies, Inc.	35,769	802,567
ATMI, Inc.*	218,400	7,193,550
Mail-Well, Inc.*	195,400	2,637,900
NuCo2, Inc.*	90,100	1,317,712
Sylvan, Inc.*	110,400	883,200
U.S. Aggregates, Inc.	155,700	1,868,400
	Total Basic Materials	14,703,329
Capital Goods - 8.1%
AAR Corp.	259,200	4,649,400
Advanced Energy Industries, Inc.*	65,300	3,211,944
Allied Waste Industries, Inc.*	232,425	2,048,245
Anaren Microwave, Inc.*	182,100	9,696,825
Arguss Holdings, Inc.*	143,700	1,859,119
C&D Technologies, Inc.	217,600	9,248,000
Capital Environmental Resource, Inc.*	202,500	1,177,031
Casella Waste Systems Inc., Class A*	123,600	2,325,225
C-Cor.net Corp.*	39,300	3,006,450
Checkpoint Systems, Inc.*	309,900	3,157,106
Cognex Corp.*	79,000	3,076,063
DuPont Photomasks, Inc.*	159,000	7,651,875
Dycom Industries, Inc.*	60,200	2,652,563
Electro Scientific Ind., Inc.*	45,500	3,310,125
Flextronics International*	103,200	**	4,747,200
Group Maintenance America Corp.*	221,700	2,369,419
JLG Industries, Inc.	388,600	**	6,193,313
KEMET Corp.*	96,300	4,339,519
Lydall, Inc.*	100,000	662,500
Met-Pro Corp.	92,300	923,000
Mettler-Toledo International, Inc.*	331,600	12,662,975
Miller Industries, Inc.*	331,800	953,925
Motorcar Parts & Accesories, Inc.	131,800	131,800
Reynolds & Reynolds Co., Class A, The	150,000	**	3,375,000
Rogers Corp.*	76,700	2,933,775
Sensormatic Electronics Corp.*	247,300	**	4,312,294
Sequa Corp., Class A*	99,600	5,372,175
Spectra-Physics Lasers, Inc.*	112,400	3,147,200
Teledyne Technologies, Inc.*	10,219	96,442
Thomas & Betts Corp.	75,000	2,390,625
URS Corp.*	94,900	2,058,144
Waste Connections, Inc.*	169,900	2,421,075
Waste Industries, Inc.*	172,700	1,932,081
Watsco, Inc.	159,100	**	1,839,593
Wolverine Tube, Inc.*	48,100	679,412
Zomax Optical Media, Inc.*	105,500	4,767,280
	Total Capital Goods	125,378,718
Communication Services - 1.6%
Boston Communications Group, Inc.*	377,200	1,968,513
CFW Communications Co.	75,900	2,599,575
Focal Communications Corp.*	102,000	2,460,750
General Communication, Inc., Class A*	400,000	1,725,000
Metrocall, Inc.*	153,180	248,918
Powerwave Technologies, Inc.*	89,700	5,230,631
Price Communications Corp.*	130,840	3,638,987
Rural Cellular Corp., Class A*	75,800	6,859,900
	Total Communication Services	24,732,274
Consumer Cyclicals - 13.7%
Aaron Rents, Inc., Class B	126,400	2,243,600
American Eagle Outfitters, Inc.*	20,000	**	900,000
American Retirement Corp.*	157,200	**	1,247,775
Andover.Net, Inc.*	52,700	1,870,850
AnnTaylor Stores Corp.*	128,300	**	4,418,331
Avis Rent A Car, Inc.*	111,000	2,837,438
Baker, Michael Corp.*	223,000	1,477,375
Brookdale Living Communities, Inc.*	142,800	1,677,900
Burns International Services Corp.*	109,700	1,186,131
Carriage Services, Inc., Class A*	271,100	1,609,656
Central Parking Corp.	82,400	**	1,575,900
Chemed Corp.	65,900	**	1,886,388
Children's Comprehensive Services, Inc.*	160,700	924,025
Coinmach Laundry Corp.*	187,400	1,967,700
Consolidated Stores Corp.*	165,252	**	2,685,345
Cost Plus, Inc.*	177,300	6,294,150
David's Bridal, Inc.*	183,300	**	2,016,300
Diamond Technology Partner, Inc.*	104,100	8,965,613
Duckwall-ALCO Stores, Inc.*	154,900	1,181,113
Elcor Corp.	153,600	4,627,200
Electro Rent Corp.*	140,700	1,618,050
F.Y.I., Inc.*	100,600	3,420,400
Freds, Inc., Class A	151,650	2,407,444
Genesco, Inc.*	306,600	**	3,985,800
Getty Images, Inc.*	174,200	8,524,913
Glacier Water Services, Inc.*	66,700	1,079,706
Hanover Direct, Inc.*	2,021,200	7,326,850
Helen of Troy, Ltd.*	199,300	1,444,925
Horizon Health Corp.*	143,400	1,021,725
Houghton Mifflin Co.	86,400	3,645,000
Hughes Supply, Inc.	104,650	2,256,516
IMPCO Technologies, Inc.*	256,500	**	3,558,938
Insight Enterprises, Inc.*	158,500	6,399,438
Isle Capri Casinos, Inc.*	70,300	927,081
ITT Educational Services, Inc.*	746,800	11,528,725
Keystone Automotive Industries, Inc.*	90,100	526,522
Lamar Advertising Co., Class A*	178,500	10,776,938
Mac-Gray Corp.*	166,400	634,400
Michael Anthony Jewelers, Inc.*	82,400	242,050
MIPS Technologies, Inc.*	57,600	2,995,200
OrthAlliance, Inc., Class A*	220,800	1,380,000
Pameco Corp.*	59,200	240,500
Pittston Brink's Group	400,200	8,804,400
Premier Parks, Inc.*	227,000	6,554,625
Protection One, Inc.*	307,300	595,394
Rent-Way, Inc.*	281,100	**	5,253,056
Rock of Ages Corp., Class A*	123,400	563,013
RoweCom, Inc.*	69,500	3,153,562
ShopNow.com, Inc.*	139,600	2,634,950
Speedway Motorsports, Inc.*	73,600	2,047,000
Steven Madden, Ltd.*	147,850	2,772,187
TeleTech Holdings, Inc.*	981,400	33,060,912
TJX Cos., Inc.	80,000	**	1,635,000
Tower Automotive, Inc.*	173,300	**	2,675,318
U.S. Vision, Inc.*	256,300	656,768
United Rentals, Inc.*	120,100	2,056,712
Water Pik Technologies, Inc.*	3,576	34,195
Xtra Corp.*	274,400	11,696,300
	Total Consumer Cyclicals	211,727,303
Consumer Staples - 8.8%
ABM Industries, Inc.	130,700	2,663,013
Adelphia Communications Corp., Class A*	54,600	**	3,579,713
Allscripts, Inc.*	194,400	8,407,800
Applebee's International, Inc.	115,000	3,385,313
Benihana, Inc., Class A*	153,300	2,107,875
Bindley Western Industries, Inc.	257,066	3,872,057
Cinar Films, Inc., Class B*	281,200	6,959,700
Citadel Communications Corp.*	121,200	7,847,700
Cox Radio, Inc., Class A*	106,200	10,593,450
Duane Reade, Inc.*	289,200	**	7,971,075
Emmis Broadcasting Corp., Class A*	327,100	**	40,764,838
Gaylord Entertainment Co., Class A	131,400	3,933,788
Granite Broadcasting Corp.*	190,700	1,918,919
Gray Communications Systems, Inc.	62,700	1,109,006
Gray Communications Systems, Inc., Class B	11,200	**	151,200
Insight Communications Co., Inc., Class A*	76,600	2,269,275
Manpower, Inc.	46,500	**	1,749,563
Marketing Specialists Corp. *	168,500	610,813
MPW Industrial Services Group, Inc.*	107,300	824,869
NBTY, Inc.*	271,800	2,989,800
Owens & Minor, Inc. Holding Co.	213,300	**	1,906,369
Priority Healthcare Corp., Class B*	114,561	3,315,109
RCM Technologies, Inc.*	30,300	511,313
Ruby Tuesday, Inc.	222,000	4,037,624
Saga Communications, Inc., Class A*	157,625	3,191,905
Salem Communications Corp., Class A*	130,200	3,002,737
Topps Co., Inc., The*	157,900	1,628,343
Volt Information Sciences, Inc.*	69,350	1,655,730
Whole Foods Market, Inc.*	61,200	2,822,850
	Total Consumer Staples	135,781,747
Energy - 1.0%
Atwood Oceanics, Inc.*	137,400	5,307,075
Berry Petroleum Co., Class A	181,500	2,745,188
Hanover Compressor Co.*	52,700	1,989,425
Tosco Corp.	75,000	2,039,063
Varco International, Inc.*	377,300	3,843,743
	Total Energy	15,924,494
Financials - 5.6%
Alabama National BanCorp.	64,400	1,199,450
Alexandria Real Estate Equities, Inc.	1,000	31,813
Allied Capital Corp.	325,265	5,936,086
Andover Bancorp, Inc.	98,500	2,714,906
Cash America International, Inc.	486,100	4,739,475
Charter One Financial, Inc.	196,910	3,765,904
Chateau Communities, Inc. (REIT)	89,329	2,316,971
Chittenden Corp.	214,000	6,339,750
Downey Financial Corp.	278,580	5,623,834
Equity Inns, Inc. (REIT)	199,600	1,347,300
First Washington Bancorp, Inc.	180,400	2,660,900
Firstar Corp.	129,719	2,740,314
Golden State Bancorp, Inc.*	26,400	**	455,400
Harbor Florida Bancshares, Inc.	224,900	2,895,588
Health Care Property Investors, Inc. (REIT)	57,400	1,370,425
Hilb, Rogal & Hamilton Co.	128,000	3,616,000
Metris Cos., Inc.	79,586	**	2,840,225
National Health Investors, Inc. (REIT)	51,400	764,575
National Western Life Insurance Co., Class A*	12,000	823,500
Pacific Gulf Properties, Inc. (REIT)	105,900	2,144,475
Penn Treaty American Corp.*	118,500	1,866,375
Penn-America Group, Inc.	158,350	1,227,213
People's Bank	48,200	1,015,213
Quotesmith.com, Inc.*	61,100	687,375
Riverview Bancorp, Inc.	100,000	1,000,000
Seacoast Financial Services Corp.	227,500	2,289,219
Sovran Self Storage, Inc. (REIT)	75,100	1,422,205
Sterling Financial Corp.*	178,200	2,004,750
Summit Bancorp	71,332	2,184,542
Sun Communities, Inc. 	20,000	643,750
Timberland Bancorp, Inc.	175,000	1,968,750
UST Corp.	320,000	10,140,000
Washington Mutual, Inc.	33,750	877,500
Webster Financial Corp.	179,800	**	4,236,537
	Total Financials	85,890,320
Health Care - 6.0%
Advance Paradiam, Inc.*	170,400	3,663,600
Arthrocare Corp.*	157,100	**	9,583,100
Celgene Corp.*	214,000	14,980,000
Centennial HealthCare Corp.*	223,200	641,700
Datascope Corp.*	3,200	125,600
Genelabs Technologies, Inc.*	322,400	1,692,600
Gilead Sciences, Inc.*	6,600	**	356,400
Jones Pharma, Inc.	136,050	5,901,169
King Pharmaceuticals, Inc.*	172,900	**	9,671,594
Medicis Pharmaceutical Corp.*	223,400	9,508,463
National Dentex Corp.*	85,200	1,427,100
Orthodontic Centers of America, Inc.*	226,100	**	2,699,069
Oxford Health Plans, Inc.*	78,700	998,506
Prime Medical Services, Inc.*	217,200	1,954,800
Protocol Systems, Inc.*	155,400	1,388,888
Province Healthcare Co.*	82,200	1,561,800
Quorum Health Group, Inc.*	407,950	3,799,034
Res-Care, Inc.*	279,900	**	3,551,231
ResMed, Inc.*	110,300	4,605,025
Rural/Metro Corp.*	121,800	521,456
Summit Technology, Inc.*	104,200	1,198,300
Techne Corp.*	57,700	3,173,500
Universal Health Services, Inc., Class B*	108,400	3,902,400
Wesley Jessen VisionCare, Inc.*	163,400	6,147,924
	Total Health Care	93,053,259
Technology - 40.5%
24 / 7 Media, Inc.*	78,600	**	4,401,600
Actuate Software Corp.*	73,000	**	3,125,313
ACTV, Inc.*	226,600	10,253,650
Advanced Digital Information, Corp.*	81,300	3,953,213
Affiliated Computer Services, Inc., Class A*	78,500	3,611,000
Allaire Corp.*	45,400	6,642,588
Alpha Industries, Inc.*	316,050	17,935,838
American Tower Corp., Class A*	217,500	**	6,647,344
Amplicon, Inc.	72,100	784,088
ANADIGICS, Inc.*	435,900	20,569,031
Ancor Communications, Inc.*	108,500	7,364,438
Apex, Inc.*	74,000	2,386,500
Applied Micro Circuits Corp.*	141,000	**	17,907,000
Aspect Development, Inc.*	47,400	3,246,900
Atmel Corp.*	210,600	6,225,863
AudioCodes, Ltd.*	40,900	3,727,013
BroadVision, Inc.*	68,400	11,632,275
Cabletron Systems, Inc.*	464,300	12,071,800
CACI International, Inc., Class A*	72,100	1,631,263
California Amplifier, Inc.*	146,900	3,856,125
Caredata Com, Inc.*	209,900	1,390,588
CBT Group PLC, Sponsored ADR*	265,100	8,781,438
Comdial Corp.*	194,600	1,933,838
CommScope, Inc.*	91,400	3,684,563
Computer Outsourcing Services, Inc.*	114,500	2,769,469
Concord EFS, Inc.*	74,668	1,918,034
Conexant Systems, Inc.*	436,000	**	28,803,250
Credence Systems Corp.*	80,100	6,908,625
Cytyc Corp.*	273,400	**	16,711,575
Davel Communications, Inc.*	234,765	1,085,788
Dendrite International, Inc.*	108,900	**	3,661,763
Ditech Communications Corp.*	28,700	2,676,275
DSP Group, Inc.*	106,000	9,844,750
Emulex Corp.*	138,800	15,675,725
Etec Systems, Inc.*	23,700	1,063,538
F5 Networks, Inc.*	16,800	1,920,450
Fairchild Semiconductor International Corp., Class A*	176,300	5,244,925
Finisar Corp.	12,100	1,078,413
Harmonic Lightwaves, Inc.*	39,800	3,771,050
Homeseekers.com*	270,700	3,552,938
Informatica Corp.*	69,300	7,276,500
Information Resources Engineering, Inc.*	203,400	4,093,425
InfoSpace.com, Inc.*	77,500	16,580,156
Internet.com LLC*	59,600	3,114,100
Inter-Tel, Inc.	118,800	2,962,575
Intraware, Inc.*	117,000	9,323,438
Kent Electronics Corp.*	356,000	8,099,000
K-Tron International, Inc.*	103,800	1,388,325
L-3 Communications Holdings, Inc.*	120,700	5,024,138
Lifeline Systems, Inc.*	74,700	1,106,494
MCK Communications, Inc.	123,700	2,721,400
MDSI Mobile Solutions, Inc.*	174,700	4,498,525
Mediconsult.com, Inc.*	230,950	1,429,003
MedQuist, Inc.*	32,100	822,563
Mercury Interactive Corp.*	70,900	7,652,769
Micrel, Inc.*	52,600	2,994,913
Microchip Technology, Inc.*	120,500	8,261,781
Micromuse, Inc.*	37,900	6,443,000
Mpath Interactive, Inc.*	64,100	1,706,663
MRV Communications, Inc.*	148,600	**	9,324,650
MTI Technology Corp.*	171,300	**	6,316,688
National Data Corp.	137,200	**	4,656,225
Natural MicroSystems Corp.*	114,800	5,374,075
NetCreations, Inc.	57,000	2,426,063
Netopia, Inc.*	257,600	13,990,900
New Era of Networks, Inc.*	198,200	**	9,439,275
NOVA Corp.*	178,579	5,636,400
Pharmacopeia, Inc.*	404,900	9,135,556
Photon Dynamics, Inc.*	190,100	**	7,318,850
Policy Management Systems Corp.*	457,900	11,705,069
Polycom, Inc.*	136,200	8,674,238
Pomeroy Computer Resources, Inc.*	5,900	76,700
PSInet, Inc.*	39,300	2,426,774
Puma Technology, Inc.*	163,300	21,320,855
QLogic Corp.*	37,600	6,011,300
QRS Corp.*	76,000	7,980,000
Quest Software, Inc.*	16,800	**	1,673,700
Rare Medium Group, Inc.*	247,200	**	8,343,000
Rational Software Corp.*	56,500	2,775,562
RF Micro Devices, Inc.*	54,700	3,733,274
Sanchez Computer Associates, Inc.*	49,700	**	2,050,124
Sawtek, Inc.*	92,200	6,137,062
SDL, Inc.*	45,800	9,984,400
Shared Medical Systems Corp.	310,100	15,795,718
Sykes Enterprises, Inc.*	81,200	3,557,574
TranSwitch Corp.*	116,700	8,460,750
TriQuint Semiconductor, Inc.*	120,900	13,427,455
TSI International Software, Ltd.*	76,200	4,305,300
Tut Systems, Inc. *	26,600	1,426,424
Usinternetworking, Inc.*	94,500	**	6,591,374
USWeb Corp.*	116,600	5,181,412
Verio, Inc.*	106,000	4,895,874
VeriSign, Inc.*	96,800	**	18,500,900
Visual Networks, Inc.*	48,500	**	3,831,500
Whittman-Hart, Inc.*	71,900	**	3,855,637
Ziplink, Inc.*	163,700	1,964,400
	Total Technology	624,253,663
Transportation - 3.2%
AHL Services, Inc.*	202,500	**	4,227,188
Air Express International Corp.	245,450	7,931,103
Airborne Freight Corp.	418,200	9,200,400
American Classic Voyages Co.*	156,200	5,427,950
Circle International Group, Inc.	246,100	5,383,438
CNF Transportation, Inc.	68,100	2,349,450
Fritz Cos., Inc.*	293,600	3,082,800
Iron Mountain, Inc.*	89,250	**	3,508,641
Pierce Leahy Corp.*	65,100	**	2,815,575
Pittston Burlington Corp.	197,900	2,102,688
Sea Containers, Ltd., Class A	107,000	2,848,874
Sea Containers, Ltd., Class B	13,890	367,216
	Total Transportation	49,245,323
Utilities - 1.4%
Calpine Corp.*	223,400	**	14,297,600
El Paso Electric Co.*	808,900	7,937,331
	Total Utilities	22,234,931
Total Common Stocks
	(cost $870,132,290)	1,402,925,361
Short-Term Investments - 13.3%
Other Investment Companies - 9.6%****
AIM Liquid Asset Portfolio, 5.42%	38,414,397	38,414,397
Calvert Cash Reserves Institutional
 Prime Fund, 6.06%	19,098,607	19,098,607
Harris Insight Money Market Fund, 5.87%	19,073,102	19,073,102
JPM Prime Money Market Fund, 5.50%	2,623,836	2,623,836
Navigator Securities Lending
 Prime Portfolio, 5.83%***	68,390,749	68,390,749
	Total Other Investment Companies	147,600,691

Commerical Paper - 1.9%
Clipper Receivables Corp., 6.28%, 01/13/00	30,000,000	29,937,200

Repurchase Agreement - 1.8%
State Street Bank & Trust Co., dated 12/31/99,
	due 01/03/00, 2.500%, total to be received
	$28,218,878 (secured by $29,415,000 FNMAs
	0.000% - 5.875%, due 02/10/00 - 04/23/04,
	market value $28,783,469), at cost	28,213,000	28,213,000
Total Short-Term Investments
	(cost $205,750,891)	205,750,891
Total Investments - 104.2%
	(cost $1,075,883,181)	1,608,676,252
Other Assets, less Liabilities - (4.2)%	(65,526,446)
Net Assets - 100.0%	1,543,149,806

Note:	Based on the cost of investments of $1,079,530,827 for
federal income tax purposes at December 31, 1999, the aggregate gross unrealized appreciation and depreciation was $598,186,566 and $69,041,141, respectively, resulting in net unrealized appreciation of investments of $529,145,425.
	*	Non-income-producing securities.
	**	Some or all of these shares, amounting to
$67,322,321, or 4.4% of net assets, were out on loan to various brokers as of December 31, 1999.
	***	Collateral received from brokers for securities
lending were invested in this short-term investment.
	****	Yields shown for each investment company
represents the December 31, 1999, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

Investments Abbreviations:
FNMA:	Federal National Mortgage Association


The Managers Funds
Statements of Assets and Liabilities
December 31, 1999

Managers		Managers		Managers
Income		Capital		Special
Equity		Appreciation	Equity
 Fund 		 Fund 		 Fund
Assets:
Investments at value*			 42,938,174
		 271,227,796
1,608,676,252
	Cash			 1,446,110
3,011 		 2,120
Receivable for investments sold
1,418,458 		 9,433,926
Receivable for Fund shares sold
72,351 		 2,374,087 		 4,848,350
Dividends, interest and other receivables
 68,287 		 13,950 		 435,040
Prepaid expenses			 9,426
14,381 		 71,250

Total assets		 44,534,348
275,051,683 		 1,623,466,938

Liabilities:
Payable for Fund shares repurchased
34,287 		 302,984 		 4,571,193
Payable upon return of securities loaned
 1,934,899 		 22,459,924
68,390,749
Payable for investments purchased
 3,522,745 		 5,647,093
Accrued expenses:
Investment advisory and
management fees	 28,613 		 145,343
	 1,077,455
Administrative fees		 9,538
45,420 		 299,293
Other		 55,576 		 87,927
331,349

Total liabilities		 2,062,913
26,564,343 		 80,317,132

Net Assets				 42,471,435
 248,487,340 		 1,543,149,806

Shares outstanding		 1,544,431
4,065,790 		 16,879,768

Net asset value, offering and redemption

price per share			 27.50
61.12 		 91.42

Net Assets Represent:
Paid-in capital			 35,758,819
 152,412,513 		 947,603,219
Undistributed net investment income
8,793 				 295,064
Accumulated net realized gain
from investments		 512,517
9,552,655 		 62,458,452
Net unrealized appreciation of investments
 6,191,306 		 86,522,172
532,793,071

Net Assets				 42,471,435
 248,487,340 		 1,543,149,806

*Investments at cost			 36,746,868
 184,705,624 		 1,075,883,181


The Managers Funds
Statements of Operations
For the year ended December 31, 1999

Managers	Managers		Managers
Income	Capital		Special
Equity	Appreciation		Equity
Fund			Fund			Fund
Investment Income:
Dividend income			1,276,978
236,710 			4,823,577
Interest income			29,449
252,032 			3,832,843
Foreign withholding tax			(12,229)
(1,262)
Stock loan fees			2,246
29,327 			141,013

Total investment income		1,296,444
516,807 			8,797,433

Expenses:
Investment advisory and management fees
428,149 			1,025,351
9,364,371
Administrative fees			142,716
320,422 			2,601,214
Transfer agent			76,501
127,095 			814,694
Custodian			63,430
85,305 			453,537
Professional fees			30,503
40,730 			94,464
Registration			13,977
29,462 			84,412
Insurance			7,125
11,951 			70,214
Trustees			3,830
8,623 			71,115
Miscellaneous			5,351
15,485 			122,441

Total expenses before reductions
771,582 			1,664,424
13,676,462
Expense reductions			(2,475)
(47,745)			(37,299)

Net expenses			769,107
1,616,679 			13,639,163

Net investment income (loss)		527,337
(1,099,872)			(4,841,730)

Net Realized and Unrealized Gain (Loss):

Net realized gain on investment transactions
8,248,709 			42,947,204
174,421,927
Net unrealized appreciation (depreciation)
of investments		(6,175,222)
65,219,481 			356,613,714

Net realized and unrealized gain
2,073,487 			108,166,685
531,035,641

Net Increase in Net Assets
Resulting from Operations	2,600,824
107,066,813 			526,193,911


The Managers Funds
Statements of Changes in Net Assets
Managers Income Equity Fund
For the				For the
year ended				year ended
December 31, 1999		December 31, 1998
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)
527,337 				866,023
Net realized gain (loss) on investments
8,248,709 				4,967,355
Net unrealized appreciation (depreciation)
of investments			(6,175,222)
1,379,664

Net increase in net assets
resulting from operations		2,600,824
	7,213,042

Distributions to Shareholders:
From net investment income	(524,821)
(865,105)
From net realized gain on investments
(5,593,496)				(7,385,826)

Total distributions to shareholders
(6,118,317)				(8,250,931)

From Capital Share Transactions:
Proceeds from sale of shares		14,667,822
23,758,769
Net asset value of shares issued in connection
with reinvestment of dividends and
distributions			5,824,403
7,479,697
Cost of shares repurchased
(43,894,423)	(25,755,736)

Net increase (decrease) from
capital share transactions	(23,402,198)
5,482,730

Total increase (decrease) in net assets
(26,919,691)				4,444,841

Net Assets:
Beginning of year				69,391,126
64,946,285

End of year	42,471,435 			69,391,126

End of year undistributed
net investment income	8,793 	21,353

Share Transactions:
Sale of shares	465,736 	729,152
Shares issued in connection with reinvestment
of dividends and distributions 212,243
244,946
Shares repurchased		(1,396,000)
(802,321)

Net increase (decrease) in shares	(718,021)
171,777



Managers Capital Appreciation Fund
Managers Special Equity Fund
For the	For the 	For the	For the
year ended				year ended
year ended				year ended
December 31, 1999		December 31, 1998
December 31, 1999		December 31, 1998


(1,099,872)				(590,885)
(4,841,730)				(2,155,039)
42,947,204 				19,561,648
174,421,927 		(23,605,905)

65,219,481 				11,585,959
356,613,714 				31,926,270


107,066,813 				30,556,722
526,193,911 				6,165,326



(25,681,317)	(10,197,107)
(46,045,625)				(1,103,588)

(25,681,317)	(10,197,107)
(46,045,625)				(1,103,588)


141,945,105 				110,123,436
1,339,252,873 				962,148,890

24,514,976 				9,382,893
40,517,245 				933,968
(87,549,367)	(125,534,506)
(1,276,707,583)
(727,912,988)


78,910,714 				(6,028,177)
103,062,535 				235,169,870

160,296,210 				14,331,438
583,210,821 				240,231,608


88,191,130 				73,859,692
959,938,985 				719,707,377

248,487,340 				88,191,130
1,543,149,806 				959,938,985


295,064 				143,444


3,061,447 				3,635,252
20,425,960 				16,300,224

416,143 				275,562
459,901 				15,795
(2,022,232)				(4,347,025)
(19,682,513)		(12,403,122)

1,455,358 				(436,211)
1,203,348 				3,912,897


Managers Income Equity Fund
Financial Highlights
For a shar of capital stock outstanding
throughout each year
Year ended December 31,
1999 		1998 		1997 		1996
1995
Net Asset Value,
Beginning of Year				$30.67
$31.06 		$30.49 		$28.43
$24.90

Income from
Investment Operations:
Net investment income 				0.30
0.41 		0.67 		0.76 		0.87
Net realized and unrealized
gain on investments			0.91
3.10 		7.27 		3.97 		7.47

Total from investment
operations	1.21 		3.51 		7.94
4.73 		8.34

Less Distributions to
Shareholders from:
Net investment income	(0.29)
(0.41)		(0.69)		(0.76)
(0.86)
Net realized gain on
investments	(4.09)		(3.49)
(6.68)		(1.91)		(3.95)

Total distributions to
shareholders	(4.38)
(3.90)	(7.37)		(2.67)
(4.81)

Net Asset Value,
End of Year				$27.50
$30.67 		$31.06 		$30.49
$28.43

Total Return					4.15%
11.77%		27.19%		17.08%
34.36%

Ratio of net expenses
to average net assets				1.35%
(a)	1.28%	(a)	1.32%	(a)	1.44%	(a)	1.45%

Ratio of net investment income
to average net assets				0.92%
1.26%		1.97%		2.63%		2.85%

Portfolio turnover		94%		84%
96%		33%		36%

Net assets at end of year
(000's omitted)				$42,471
$69,391 		$64,946 		$53,063
	$37,807


(a) The Fund has entered into
arrangements with unaffiliated broker-
dealers who have paid a portion of the
Fund's expenses. In addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent these expense reductions, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998, 1997 and 1996 would have been
1.35%, 1.32%, 1.35% and 1.44%, respectively.
(See Note 1c of Notes to Financial
Statements).


Managers Capital Appreciation Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

Year ended December 31,
1999 			1998 			1997
1996 		1995
Net Asset Value,
Beginning of Year				$33.78
$24.24 			$26.34
$27.14 		$23.25

Income from
Investment Operations:
Net investment income (loss)
(0.27)			(0.23)
(0.13)	(a)		0.09 		0.09
Net realized and unrealized
gain on investments			34.81
14.18 			3.15 			3.66
7.62

Total from investment
operations	34.54 			13.95
3.02 			3.75 		7.71

Less Distributions to
Shareholders from:
Net investment income				---
		---			---
(0.10)		(0.08)
Net realized gain on
investments			(7.20)
(4.41)			(5.12)
(4.45)		(3.74)

Total distributions to
shareholders	(7.20)
(4.41)			(5.12)
(4.55)		(3.82)

Net Asset Value,
End of Year				$61.12
$33.78 			$24.24
$26.34 		$27.14

Total Return	103.02%
57.41%			12.74%
13.73%		33.39%

Ratio of net expenses
to average net assets				1.26%
(b)		1.29%	(b)		1.26%	(b)
1.33%	(b)	1.36%

Ratio of net investment income
(loss) to average net assets
(0.86)%			(0.80)%
(0.45)%			0.34%		0.31%

Portfolio turnover	200%			252%
		235%			172%		134%

Net assets at end of year
(000's omitted)				$248,487
$88,191 			$73,860
$101,282 		$83,353

(a)		Calculated using the average shares
outstanding during the year.
(b)		The Fund has entered into
arrangements with unaffiliated broker-dealers who have paid a portion of the Fund's expenses.
In addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent these expense reductions, the annualized ratio of expenses to average net assets for the years ended December
31, 1999, 1998, 1997 and 1996 would have been
1.30%, 1.36%, 1.32% and 1.38%, respectively.
(See Note 1c of Notes to Financial Statements).



Managers Special Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout each year
Year ended December 31,

1999 			1998 			1997
1996 		1995
Net Asset Value,
Beginning of Year					$61.23
$61.18 			$50.95
$43.34 		$36.79


Income from
Investment Operations:

Net investment income (loss)
(0.29)			(0.14)
0.08 			(0.00)		(0.07)
(a)
Net realized and unrealized
gain on investments				33.30
0.26 			12.29 			10.68
12.28

Total from investment
operations		33.01 			0.12
12.37 			10.68 		12.21


Less Distributions to
Shareholders from:
Net investment income					-
--			---			(0.07)
		---		---
Net realized gain on
investments				(2.82)
(0.07)			(2.07)
(3.07)		(5.66)

Total distributions to
shareholders		(2.82)
(0.07)			(2.14)
(3.07)		(5.66)

Net Asset Value,
End of Year					$91.42
$61.23 			$61.18
$50.95 		$43.34

Total Return	54.11%			0.20%
24.45%			24.75%		33.94%


Ratio of net expenses
to average net assets		1.31%	(b)
1.34%	(b)		1.35%	(b)		1.43%
1.44%

Ratio of net investment income

(loss) to average net assets		(0.47)%
(0.26)%			0.17%			(0.10)%
(0.16)%

Portfolio turnover	89%			64%
49%			56%		65%

Net assets at end of year
(000's omitted)				$1,543,150
$959,939 			$719,707
$271,433 		$118,362


(a)		Calculated using the average shares
outstanding during the year.
(b)		The Fund has entered into
arrangements with unaffiliated broker-dealers who have paid a portion of the Fund's expenses. In addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent these expense reductions, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998 and 1997 would have been 1.31%, 1.34% and 1.36%, respectively. (See Note 1c of Notes to
Financial Statements).

(1)	Summary of Significant
	Accounting Policies
The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 9 investment series. Included in this report are Managers Income Equity Fund
("Income Equity"), Managers Capital Appreciation
Fund ("Capital Appreciation") and Managers Special
Equity Fund ("Special Equity"), collectively the
"Funds."

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a)	Valuation of Investments
Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, at last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b)	Security Transactions
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income
	and Expenses
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received.
Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

The Funds each had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the year ended December
31, 1999, the custody expenses for Capital
Appreciation and Special Equity were reduced by $41,508 and $17,705, respectively, under these arrangements.

In addition, each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 1999, the custody expenses for Income Equity, Capital
Appreciation and Special Equity were reduced by $2,475, $6,237 and $19,594, respectively, under these arrangements.

(d)	Dividends and Distributions
Dividends resulting from net investment income, if any, normally will be declared and paid annually for Capital Appreciation and Special Equity. In
1999, dividends resulting from net investment income were declared and paid monthly for Income
Equity and effective January 1, 2000, such dividends, if any, will be declared and paid quarterly. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e)	Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of
1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

(f)	Capital Stock
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value.
Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1999, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Income
Equity- 1 owns 24%; Capital Appreciation- 1 owns
27%; and Special Equity- 1 owns 39%.

(g) Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(h)	Foreign Currency
	Translation
The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates.
Purchases and sales of foreign investments and income and expenses are converted into U.S.
dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain
(loss) on foreign currency transactions represent:
(1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2)	Agreements and Trans-
	actions with Affiliates
Effective April 1, 1999, the Trust entered into a
Fund Management Agreement under which The Managers
Funds LLC (the "Investment Manager"), formerly The
Managers Funds, L.P. and now a subsidiary of Affiliated Managers Group, Inc. ("AMG"), provides or oversees investment advisory and management services to the Funds. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each
Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio
Management Agreements with the Investment Manager and the Fund. Certain Trustees and Officers of the Funds are Officers of the Investment Manager and of AMG.

Investment advisory and management fees are paid
directly by each Fund to The Managers Funds LLC
based on average daily net assets. The annual
investment advisory and management fee rates, as a
percentage of average daily net assets for the
year ended December 31, 1999, were as follows:
	Investment Advisory
Fund	and Management Fee
Income Equity	0.75%
Capital Appreciation	0.80%
Special Equity	0.90%

Effective April 1, 1999, the Trust entered into a
Administration and Shareholder Servicing Agreement under which The Managers Funds LLC serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.
During the year ended December 31, 1999, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets.

Effective April 1, 1999, the aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $16,000. In addition, the in-person and telephonic meeting fees the Trustees receive are $1,000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust.

(3)	Purchases and Sales
	of Securities
Purchases and sales of securities, excluding short-term securities, for the year ended December
31, 1999, were as follows:


Fund	Purchases	Sales
Income Equity	$  52,236,260	$  82,408,504
Capital Appreciation	298,519,748	252,331,934
Special Equity	869,472,910	892,594,597

There were no purchases or sales of U.S.
Government securities.

(4)	Portfolio Securities Loaned
The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5)	Tax Information
Pursuant to Section 852 of the Internal Revenue
Code, Income Equity, Capital Appreciation and
Special Equity designated $5,144,212, $7,671,479 and $30,541,678, respectively, as 20% capital gain distributions for the year ended December 31, 1999.

To the Trustees of The Managers Funds and the Shareholders of
Managers Income Equity Fund,
Managers Capital Appreciation Fund
and Managers Special Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Income Equity Fund, Managers
Capital Appreciation Fund and Managers Special
Equity Fund (three of the series constituting The
Managers Funds, hereafter referred to as the "Funds"), at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United
States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United
States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2000



FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN

State Street Bank and Trust
 Company
1776 Heritage Drive
North Quincy, Massachusetts
 02171

LEGAL COUNSEL

Swidler Berlin Shereff
 Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT

Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
----------------
INCOME EQUITY FUND
  Scudder Kemper Investments, Inc.
  Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
  Essex Investment Management
  Co., LLC
  Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
  Liberty Investment Management
  Pilgrim Baxter & Associates, Ltd.
  Westport Asset Management, Inc.
  Kern Capital Management, LLC

INTERNATIONAL EQUITY
  FUND
  Scudder Kemper Investments, Inc.
  Lazard Asset Management Co.

EMERGING MARKETS
  EQUITY FUND
  Rexiter Capital Management Limited

INCOME FUNDS:
------------------------

MONEY MARKET FUND
  J.P. Morgan Investment Management Inc.

SHORT AND INTERMEDIATE
  BOND FUND
  Standish, Ayer & Wood, Inc.

BOND FUND
  Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
  Rogge Global Partners


www.managersfunds.com